UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21866

HIGHLAND FUNDS I

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: December 31

Date of reporting period: March 31, 2017

Item 1:	Schedule of Investments

The Schedule of Investments are attached herewith.

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2017	Highland Merger Arbitrage Fund

Shares		Value ($)
COMMON STOCKS—101.6%
CONSUMER DISCRETIONARY—6.8%
5,000	Cabela’s, Inc.(a)(b)	265,550
20,121	Isle of Capri Casinos, Inc.(a)(b)	530,390
36,328	Metaldyne Performance Group, Inc.(a)	830,095
49,509	Sirius XM Canada Holdings, Inc.	204,547

		1,830,582

CONSUMER STAPLES (a)—6.5%
19,600	Mead Johnson Nutrition Co.	1,745,968

ENERGY—14.8%
150,000	Canyon Services Group, Inc.(b)	747,947
70,033	Energy Transfer Partners L.P.(a)	2,557,605
11,567	Seventy Seven Energy, Inc.(a)(b)	494,258
10,000	VTTI Energy Partners L.P.(a)	190,000

		3,989,810

FINANCIAL—36.2%
49,154	Allied World Assurance Co. Holdings AG(a)	2,610,077
139,125	Cascade Bancorp(a)(b)	1,072,654
44,186	DCB Financial Corp.(b)	797,115
58,420	Delta Lloyd NV	333,785
34,845	Georgetown Bancorp, Inc.(a)	900,743
79,300	Janus Capital Group, Inc.(a)	1,046,760
84,904	Pacific Continental Corp.(a)	2,080,148
15,850	PrivateBancorp, Inc.	941,015

		9,782,297

HEALTHCARE—3.3%
3,200	Actelion, Ltd.	903,781
1,200	Avesis, Inc.(b)(c)	—

		903,781

INDUSTRIALS (a)(b)—1.5%
30,000	LMI Aerospace, Inc.	413,400

INFORMATION TECHNOLOGY (a)—10.7%
63,120	Brocade Communications Systems, Inc.	787,738
16,105	MoneyGram International, Inc.(b)	270,725
17,585	NXP Semiconductor NV(b)	1,820,047

		2,878,510

MATERIALS—8.7%
124,400	Exeter Resource Corp.(b)	214,539
25,750	Headwaters, Inc.(a)(b)	604,610
2,650	Linde AG	442,436
1,570	Syngenta AG	693,438
3,480	Valspar Corp. (The)(a)	386,071

		2,341,094

TELECOMMUNICATION SERVICES (a)(b)—8.5%
40,468	FairPoint Communications, Inc.	671,769
28,354	Level 3 Communications, Inc.	1,622,416

		2,294,185

UTILITIES (a)—4.6%
75,523	Gas Natural, Inc.	959,142
3,300	WGL Holdings, Inc.	272,349

		1,231,491

	Total Common Stocks (Cost $26,746,705)	27,411,118

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2017	Highland Merger Arbitrage Fund

MASTER LIMITED PARTNERSHIPS—7.4%
ENERGY (a)—4.0%
135,000	Midcoast Energy Partners L.P.	1,086,750

FINANCIAL (a)—3.4%
114,300	Fortress Investment Group LLC, Class A	908,685

	Total Master Limited Partnerships (Cost $1,982,570)	1,995,435

CASH EQUIVALENTS—8.0%
2,166,660	State Street Institutional U.S. Government Money Market Fund, Premier Class	2,166,660

	Total Cash Equivalents (Cost $2,166,660)	2,166,660

Total Investments—117.0% (Cost $30,895,935)		31,573,213

SECURITIES SOLD SHORT—(65.8)%
COMMON STOCKS—(65.8)%
CONSUMER DISCRETIONARY—(2.5)%
(18,163)	American Axle & Manufacturing Holdings, Inc.(d)	(341,101)
(13,842)	Eldorado Resorts, Inc.(d)	(261,960)
(16,681)	Sirius XM Holdings, Inc.	(85,907)

		(688,968)

CONSUMER STAPLES—(4.0)%
(16,366)	British American Tobacco PLC	(1,084,638)

ENERGY—(19.6)%
(20,503)	Patterson-UTI Energy, Inc.	(497,608)
(105,052)	Sunoco Logistics Partners L.P.	(2,565,370)
(17,962)	Tesoro Corp.	(1,456,000)
(255,000)	Trican Well Service, Ltd.(d)	(774,378)

		(5,293,356)

FINANCIAL—(26.7)%
(22,075)	B. Riley Financial, Inc.	(331,125)
(6,619)	Canadian Imperial Bank of Commerce	(570,624)
(54,589)	Columbia Banking System, Inc.	(2,128,425)
(610)	Fairfax Financial Holdings, Ltd.	(278,348)
(885)	Fairfax Financial Holdings, Ltd.	(401,606)
(50,443)	First Commonwealth Financial Corp.	(668,874)
(20,666)	First Interstate BancSystem, Inc., Class A	(819,407)
(374,216)	Henderson Group PLC	(1,090,765)
(16,539)	Simmons First National Corp., Class A	(912,126)

		(7,201,300)

INDUSTRIALS—(2.8)%
(14,167)	MacDonald Dettwiler & Associates, Ltd.	(746,247)

INFORMATION TECHNOLOGY (d)—(0.5)%
(4,101)	Veeco Instruments, Inc.	(122,415)

MATERIALS—(2.6)%
(14,500)	Goldcorp, Inc.	(210,925)
(4,081)	Praxair, Inc.	(484,006)

		(694,931)

TELECOMMUNICATION SERVICES—(7.0)%
(6,075)	AT&T, Inc.	(252,416)
(40,505)	CenturyLink, Inc.	(954,703)
(29,540)	Consolidated Communications Holdings, Inc.	(691,827)

		(1,898,946)

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2017	Highland Merger Arbitrage Fund

UTILITIES—(0.1)%
(500)	Great Plains Energy, Inc.	(14,610)

	Total Common Stocks (Proceeds $17,423,328)	(17,745,411)

	Total Securities Sold Short (Proceeds $17,423,328)	(17,745,411)

Other Assets & Liabilities, Net—48.8%		13,166,199

Net Assets—100.0%		26,994,001

(a)	All or part of this security is pledged as collateral for short sales and or written options contracts. The market value of the securities pledged as collateral was $22,127,821.
(b)	Non-income producing security.
(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board.
(d)	No dividend payable on security sold short.

Glossary:

PLC	Public Limited Company

The Fund had the following futures contracts, for which $99,543 was pledged as collateral, open at March 31, 2017:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Short Futures:
Canadian Dollar Future	June 2017	8	$602,640	$(4,838)
Euro FX Futures	June 2017	3	402,075	(2,660)

				$(7,498)

Swap contracts outstanding as of March 31, 2017 were as follows:

Underlying Instrument	Financing Rate	Counter- party	Expiration Date	Currency	Notional Amount	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Market Value
LONG EQUITY TRS
WR.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	January 4, 2018	USD	$3,600	$—	$1,088	$1,088
WNR.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	January 8, 2018		45,881	—	(31,164)	(31,164)
EVER.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	January 9, 2018		40,400	—	3,566	3,566
WOOF.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	January 9, 2018		10,330	—	2,413	2,413
RAI.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	January 17, 2018		31,114	—	82,511	82,511
ZODC.PA	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	January 19, 2018	EUR	16,300	—	(74,376)	(74,376)
TWX.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	January 22, 2018	USD	6,200	—	5,699	5,699
SGM.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	January 29, 2018		210,879	—	34,048	34,048
OKS.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 1, 2018		47,389	—	58,712	58,712

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2017	Highland Merger Arbitrage Fund

UTEK.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 2, 2018		15,845	—	11,929	11,929
E2V.L	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 14, 2018	GBP	251,720	—	8,359	8,359
IAE.TO	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 14, 2018	CAD	1,083,400	—	435	435
FIG.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 15, 2018	USD	80,000	—	4,145	4,145
GIG.A	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 15, 2018		379,200	—	5,912	5,912
STAGN.DE	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 15, 2018	EUR	12,100	—	17,004	17,004
DGAS.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 21, 2018	USD	15,147	—	1,839	1,839
LMIA.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 21, 2018		14,545	—	1,388	1,388
LMOS.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 21, 2018		63,538	—	(36)	(36)
BKN.AX	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 22, 2018	AUD	55,000	—	—	—
TWR.NZ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 22, 2018	NZD	570,000	—	(25,039)	(25,039)
MON.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 23, 2018		3,000	—	(1,427)	(1,427)
DGI.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 26, 2018	USD	45,235	—	42,534	42,534
FBRC.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 26, 2018		33,444	—	4,737	4,737
OKSB.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	February 26, 2018		42,482	—	(30,820)	(30,820)
AVTE.DE	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	March 6, 2018	EUR	17,584	—	5,702	5,702
DH.TO	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	March 19, 2018	CAD	31,800	—	2,508	2,508
MBLY.N	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	March 16, 2018		14,700	—	9,123	9,123
SGBK.OQ	1 Month USD LIBOR plus 0.50%	Goldman Sachs International	March 28, 2018	USD	34,315	—	(10,133)	(10,133)

Total Long Equity TRS								$130,657

SHORT EQUITY TRS
OKE.N	1 Month USD LIBOR minus 0.50%	Goldman Sachs International	February 1, 2018	USD	$(46,630)	$—	$(42,304)	$(42,304)

Total Short Equity TRS								$(42,304)

Total Return Swaps								$88,353

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2017	Highland Merger Arbitrage Fund

Glossary:

AVTE.DE	Advanced Vision Technology
BKN.AX	Bradken, Ltd.
DGAS.OQ	Delta Natural Gas Co, Inc.
DGI.N	Digitalglobe, Inc.
DH.TO	DH Corp.
E2V.L	E2V Technologies, PLC
EVER.N	Everbank Financial Corp.
FBRC.OQ	FBR Co.
FIG.N	Fortress Investment Group
GIG.A	Gigpeak, Inc.
IAE.TO	Ithaca energy, Inc.
LMIA.OQ	LMI Aerospace, Inc.
LMOS.OQ	Lumos Networks Corp.
MBLY.N	Mobileye NV
MON.N	Monsanto Co.
OKE.N	Oneok, Inc.
OKS.N	Oneok Partners, L.P.
OKSB.OQ	Southwest Bancorp, Inc.
RAI.N	Reynolds American, Inc.
SGBK.OQ	Stonegate Bank
SGM.N	Stonegate Mortgage Corp.
STAGN.DE	Stada Arzneimittel AG
TWR.NZ	Tower, Ltd.
TWX.N	Time Warner, Inc.
UTEK.OQ	Ultratech, Inc.
WNR.N	Western Refining, Inc.
WOOF.OQ	VCA, Inc.
WR.N	Westar Energy, Inc.
ZODC.PA	Zodiac Aerospace

NOTES TO INVESTMENT PORTFOLIO (unaudited)

Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with six portfolios, each of which is non-diversified. This report includes information for the period ended March 31, 2017 for Highland Merger Arbitrage Fund (the “Fund”). Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Floating Rate Opportunities Fund, Highland Opportunistic Credit Fund and Highland/iBoxx Senior Loan ETF are reported separately. The Fund is the successor to the performance data of the Highland Merger Arbitrage Fund, L.P. (the “Predecessor Fund”), an unregistered private fund. On May 12, 2016, the Fund acquired the assets of the Predecessor Fund. The Fund’s registration statement was declared effective by the U.S. Securities and Exchange Commission on August 19, 2016 and the Fund commenced operations as a registered investment company on that date.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (“NYSE”), National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”)), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Highland Capital Management Fund Advisors, L.P. (“the Investment Adviser”) has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2017, the Fund’s investments consisted of common stocks, master limited partnerships, cash equivalents, futures contracts, securities sold short and equity swaps.

The fair value of the Fund’s common stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of March 31, 2017 is as follows:

	Total value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Common Stocks(1)	$27,411,118	$27,411,118	$—	$—
Master Limited Partnerships(1)	1,995,435	1,995,435	—	—
Cash Equivalents	2,166,660	2,166,660	—	—
Other Financial Instruments
Swap Contracts	303,652	—	303,652	—

Total Assets	31,876,865	31,573,213	303,652	—

Liabilities
Securities Sold Short(1)	(17,745,411)	(17,745,411)	—	—
Other Financial Instruments
Futures(2)	(7,498)	(7,498)	—	—
Swap Contracts	(215,299)	—	(215,299)	—

Total Liabilities	(17,968,208)	(17,752,909)	(215,299)	—

Total	$13,908,657	$13,820,304	$88,353	$—

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative appreciation/(depreciation) of future contacts reported in the Investment Portfolio.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

The Funds use end of period market value in the determination of the amount associated with any transfers between levels.

For the period ended March 31, 2017, there were no transfers between Levels.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

Swap Contracts

The Fund may use swaps as part of its investment strategy or to manage its exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. As of March 31, 2017, the Fund was a party to open swap contracts having a net fair value of $88,353.

U.S. Federal Income Tax Information

Unrealized appreciation and depreciation at March 31, 2017, based on cost of investments for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
$715,280	$(726,262)	$(10,982)	$13,838,784

For more information with regard to significant accounting policies, see the most recent annual report filed with the U.S. Securities and Exchange Commission.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Highland Merger Arbitrage Fund

By:	/s/ Brad Ross
Brad Ross
President and Principal Executive Officer

Date: May 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Ross
Brad Ross
President and Principal Executive Officer

Date: May 24, 2017

By:	/s/ Brian Mitts
Brian Mitts
Secretary, Principal Financial Officer and Principal Accounting Officer

Date: May 24, 2017